UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2004

SPECTRE GAMING, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-25764	41-1675041

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1466 Pioneer Way, #10, El Cajon, CA 92020		55402

(Address of principal executive offices)		(Zip Code)

(612) 279-2030

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective as of October 8, 2004, the Registrant appointed Robert Bonev to its Board of Directors. Mr. Bonev currently is Vice President Sales/Marketing for Arctic Cat Inc.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release dated October 8, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRE GAMING, INC.
Date: October 13, 2004	By:	/s/ Brian Niebur
Brian Niebur
Chief Financial Officer